Exhibit 99.1

Magenta Therapeutics Appoints Steve Mahoney as Chief Financial and Operating Officer

CAMBRIDGE, Mass. – November 9, 2020 – Magenta Therapeutics (NASDAQ: MGTA), a clinical-stage biotechnology company developing novel medicines to bring the curative power of immune reset to more patients, today announced the appointment of Steve Mahoney as Chief Financial and Operating Officer.

“We welcome Steve to Magenta as a seasoned biotech executive with a strong leadership background,” said Jason Gardner, D.Phil., Chief Executive Officer and President, Magenta Therapeutics. “I look forward to partnering with Steve as we continue to grow Magenta and further establish our long-term clinical and commercial operations.”

As Chief Financial and Operating Officer, Mr. Mahoney will serve as a member of the Company’s Executive Team and will oversee all aspects of financial planning and analysis, as well as investor community engagement, including investor relations and other external stakeholder communications, in addition to R&D capital allocation strategy and operations and facilities management.

Mr. Mahoney comes to Magenta with more than 20 years of global biotechnology sector industry experience. Most recently, Mr. Mahoney served as President and Chief Operating Officer of Kiniksa Pharmaceuticals, Ltd., where the company raised capital in three private financing rounds, an initial public offering and a follow-on financing. Prior to his time at Kiniksa, Mr. Mahoney served as Chief Commercial Officer, among other executive titles of increasing responsibilities, at Synageva Biopharma. Previous to that, he was Regional Director, Legal – Asia Pacific Region for Genzyme Corporation, following other roles for the organization.

Mr. Mahoney holds a JD/MBA from Boston College and a BA from Colorado College.

About Magenta Therapeutics

Magenta Therapeutics is a clinical-stage biotechnology company developing medicines to bring the curative power of immune system reset through stem cell transplant to more patients with autoimmune diseases, genetic diseases and blood cancers. Magenta is combining leadership in stem cell biology and biotherapeutics development with clinical and regulatory expertise, a unique business model and broad networks in the stem cell transplant world to revolutionize immune reset for more patients.

Magenta is based in Cambridge, Mass. For more information, please visit www.magentatx.com.

Follow Magenta on Twitter: @magentatx.

Forward-Looking Statement

This press release may contain forward-looking statements and information within the meaning of The Private Securities Litigation Reform Act of 1995 and other federal securities laws. The use of words such as “may,” “will,” “could”, “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. The express or implied forward-looking statements included in this press release are only predictions and are subject to a number of risks, uncertainties and assumptions, including, without limitation risks set forth under the caption “Risk Factors” in Magenta’s Annual Report on Form 10-K filed on March 3, 2020, as updated by Magenta’s most recent Quarterly Report on Form 10-Q and its other filings with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although Magenta believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, except as required by law, neither Magenta nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements included in this press release. Any forward-looking statement included in this press release speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

Magenta Therapeutics:

Lyndsey Scull, Director, Corporate Communications, Magenta Therapeutics

202-213-7086

lscull@magentatx.com

Investors:

Jill Bertotti, W2O Group

714-225-6726

jbertotti@w2ogroup.com

Media:

Dan Budwick

1AB

dan@1abmedia.com